Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–91.81%
Australia–2.15%
Computershare Ltd.	348,886	$4,145,494
CSL Ltd.	52,753	10,786,407
		14,931,901
China–30.79%
Alibaba Group Holding Ltd., ADR(a)	147,849	30,544,125
Angel Yeast Co. Ltd., A Shares	2,811,750	11,204,172
China Mengniu Dairy Co. Ltd.(a)	6,031,000	22,029,751
Henan Shuanghui Investment & Development Co. Ltd., A Shares	3,541,324	14,760,389
Industrial & Commercial Bank of China Ltd., H Shares	10,736,000	7,144,409
JD.com, Inc., ADR(a)	274,095	10,330,641
Kweichow Moutai Co. Ltd., A Shares	33,927	5,046,868
Meituan Dianping, B Shares(a)	1,145,700	14,519,227
Minth Group Ltd.	1,286,000	3,960,409
New Oriental Education & Technology Group, Inc., ADR(a)	59,958	7,287,895
Qingdao Port International Co. Ltd., H Shares(b)	6,409,000	4,165,780
Sunny Optical Technology Group Co. Ltd.	1,124,300	18,104,293
Tencent Holdings Ltd.	253,100	12,017,968
Weibo Corp., ADR(a)	104,040	4,434,185
Wuliangye Yibin Co. Ltd., A Shares	1,212,460	21,401,357
Yum China Holdings, Inc.	628,458	27,067,686
		214,019,155
Hong Kong–10.10%
CK Asset Holdings Ltd.	3,560,160	22,742,243
CK Hutchison Holdings Ltd.	573,660	5,071,524
Hongkong Land Holdings Ltd.	2,944,600	15,547,438
Swire Properties Ltd.	8,678,600	26,824,403
		70,185,608
Indonesia–12.39%
PT Bank Central Asia Tbk	12,632,300	29,685,846
PT Bank Mandiri (Persero) Tbk	41,342,500	22,631,805
PT Pakuwon Jati Tbk	264,401,600	10,021,008
PT Telekomunikasi Indonesia (Persero) Tbk	85,773,000	23,755,120
		86,093,779
Macau–2.57%
Galaxy Entertainment Group Ltd.	2,740,000	17,880,541
Malaysia–3.95%
Bursa Malaysia Bhd.	11,494,850	15,537,477
Public Bank Bhd.	2,627,400	11,885,900
		27,423,377
Shares		Value
Philippines–4.05%
BDO Unibank, Inc.	4,628,990	$13,417,692
SM Investments Corp.	466,356	8,876,098
SM Prime Holdings, Inc.	7,656,400	5,848,438
		28,142,228
Singapore–7.22%
Keppel REIT	26,543,700	23,564,507
United Overseas Bank Ltd.	1,435,500	26,629,770
		50,194,277
South Korea–5.56%
NAVER Corp.	53,315	7,918,882
Samsung Electronics Co. Ltd.	656,887	30,741,786
		38,660,668
Taiwan–3.90%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,537,464	27,145,101
Thailand–1.12%
Kasikornbank PCL, Foreign Shares	797,300	3,557,896
Thai Stanley Electric PCL, Foreign Shares	801,500	4,221,270
		7,779,166
United States–6.34%
Amcor PLC, CDI	1,502,055	15,657,293
Broadcom, Inc.	93,153	28,426,569
		44,083,862
Vietnam–1.67%
Vietnam Dairy Products JSC	2,494,692	11,616,887
Total Common Stocks & Other Equity Interests (Cost $464,474,264)		638,156,550
Money Market Funds–9.06%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	22,033,550	22,033,550
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	15,795,624	15,801,943
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	25,181,200	25,181,200
Total Money Market Funds (Cost $63,011,273)		63,016,693
TOTAL INVESTMENTS IN SECURITIES—100.87% (Cost $527,485,537)		701,173,243
OTHER ASSETS LESS LIABILITIES–(0.87)%		(6,070,327)
NET ASSETS–100.00%		$695,102,916

Investment Abbreviations:
ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
REIT	– Real Estate Investment Trust
See accompanying notes which are an integral part of this schedule.
Invesco Asia Pacific Growth Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2020 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Asia Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$14,931,901	$—	$14,931,901
China	79,664,532	134,354,623	—	214,019,155
Hong Kong	—	70,185,608	—	70,185,608
Indonesia	—	86,093,779	—	86,093,779
Macau	—	17,880,541	—	17,880,541
Malaysia	—	27,423,377	—	27,423,377
Philippines	—	28,142,228	—	28,142,228
Singapore	—	50,194,277	—	50,194,277
South Korea	—	38,660,668	—	38,660,668
Taiwan	—	27,145,101	—	27,145,101
Thailand	4,221,270	3,557,896	—	7,779,166
United States	28,426,569	15,657,293	—	44,083,862
Vietnam	—	11,616,887	—	11,616,887
Money Market Funds	63,016,693	—	—	63,016,693
Total Investments	$175,329,064	$525,844,179	$—	$701,173,243
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Asia Pacific Growth Fund